SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 15, 1999
                                (Date of report)


                            VIANET TECHNOLOGIES, INC.


NEVADA                                      033-55254-19                                        87-0434285
(State of Incorporation)                    (Commission File Number)                            (IRS Employer ID)


                                83 Mercer Street
                            New York, New York 10012
                    (Address of principle executive offices)

                                 (212) 219-7680
                               (Telephone number)

ITEM 7.


     o   Letter from KPMG

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                     Vianet Technologies, Inc.
                                                     (Registrant)


Dated:  September 24, 1999
                                                               /s/Peter Leighton
                                                              By: Peter Leighton
                                                              President & CEO

                                      KPMG
                                 345 Park Avenue
                               New York, NY 10154

                            Telephone (212) 758-9700
                               Fax (212) 758-9819




                                                              September 23, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

     KPMG LLP ("KPMG") was the principal accountants for Vianet Technoloies, Inc. ("Vianet" or the "Company") from April 28, 1999 until June 30, 1999. The Company and KPMG mutually agreed to terminate their auditor-client relationship, effective June 30, 1999. We have read the Company's statements included in Item 4 of the Company's Form 8-K/A dated September 8, 1999 and filed on September 10, 1999 ("Item 4") and we agreed with such statements, except as follows:

     KPMG does not agree with the Company's statement in the second sentence of the first paragraph of Item 4, that the "agreement to terminate the business relationship [between KPMG and the Company] was determined to be final and effective as of June 30, 1999 only after discussions between the parties which were completed on or about July 8, 1999." As stated in a letter to the Company dated June 30, 1999, KPMG believes that the auditor-client relationship was terminated on June 30, 1999.

     KPMG is not in a position to agree or disagree with the Company's statements in the thirds, fourth, and fifth sentences of the first paragraph of
Item 4.

     KPMG does not agree with the Company's statements in the third sentence of the second paragraph of Item 4 and believes that a more accurate rendition of the facts would be as follows:

     In connection with KPMG's services to the Company, from April 28, 1999 until the termination of the auditor-client relationship, there were no disagreements between KPMG and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with its opinion to the subject matter of the disagreement in connection with any report KPMG might have issued.

     In connection with KPMG's services to the Company, from April 28, 1999 until the termination of the auditor-client relationship, there were no reportable events within the meaning of Item 304 of Regulation S-K of the Securities and Exchange Commission (the "Commission"), other than the following:

     On June 7, 1999, the Company filed a Form 8-K with the Commission which included a set of financial statements for the Company for the year ended December 31, 1998 which were labeled as "audited". Those financial statements were not audited by KPMG or to our knowledge any other accounting firm and the June 7 Form 8-K did not include an auditor's report. On June 21, 1999, after learning about the filing of the Form 8-K, KPMG advised the Company that it should advise all persons relying on the financial statements as being audited that they should not so rely because the financial statements were not audited by KPMG. By letter dated June 29, 1999, KPMG advised the Company in writing that:

     "It has come to our attention that Vianet Technologies Inc. has filed financial statements as of and for the period ended December 31, 1998 in a Form 8-K on June 7, 1999 and that such financial statements have been labeled audited. KPMG LLP has not completed an audit and has not issued any report on such financial statements. Therefore, these financial statements are not audited by KPMG LLP. While we have not audited these financial statements and have not issued any report on such financial statements, we believe the financial statements in the Form 8-K are incomplete in that they do not include disclosures regarding the fact that there is substantial doubt about the entity's ability to continue as a going concern as well as other information. Any individuals who are relying on such financial statements should be informed that the financial statements should not be relied upon as being audited."

     As of June 30, 1999, the last day of the auditor-client relationship between KPMG and the Company, KPMG was not aware of any action by the Company to inform any person who was relying on the financial statements included in the Company's June 7, 1999 Form 8-K, that those financial statements were not audited and should not be relied upon as being audited.

     KPMG is not in a position to agree or disagree with the statements in the fourth sentence of the second paragraph of Item 4.

Very truly yours,
/s/ KPMG LLP
KPMG LLP